THE MONEY STORE RESIDENTIAL LOAN NOTES                     RECORD DATE: 08/31/00
SERIES 1998-I                                       DETERMINATION DATE: 09/12/00
STATEMENT TO CERTIFICATEHOLDER                       DISTRIBUTION DATE: 09/15/00
                                                                               A

====================================================================================================================================
                                   Original       Beginning                              Current                         Ending
                    Certificate   Certificate    Certificate                            Realized       Total           Certificate
 Class       Cusip     Rate         Balance        Balance       Interest    Principal    Loss     Distribution          Balance
------------------------------------------------------------------------------------------------------------------------------------
  A-1      60935FAP5 6.40500%    54,493,000.00      0.00           0.00         0.00      0.00         0.00               0.00
Factors per
Thousand                                                        0.00000000   0.00000000             0.00000000         0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-2      60935FAQ3 6.20000%    19,745,000.00      0.00           0.00         0.00      0.00         0.00               0.00
Factors per
Thousand                                                        0.00000000   0.00000000             0.00000000         0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-3      60935FAR1 6.21500%    29,277,000.00  11,864,212.45    61,446.73 2,901,439.05   0.00    2,962,885.78       8,962,773.40
Factors per
Thousand                                                        2.09880555  99.10301773           101.20182327       306.13701540
------------------------------------------------------------------------------------------------------------------------------------
  A-4      60935FAS9 6.51500%    23,496,000.00  23,496,000.00   127,563.70      0.00      0.00      127,563.70      23,496,000.00
Factors per
Thousand                                                        5.42916667   0.00000000             5.42916667      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-5      60935FAT7 7.17000%    17,989,000.00  17,989,000.00   107,484.28      0.00      0.00      107,484.28      17,989,000.00
Factors per
Thousand                                                        5.97500028   0.00000000             5.97500028      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
   B       60935FAW0 8.40000%    13,500,000.00  13,500,000.00    94,500.00      0.00      0.00       94,500.00      13,500,000.00
Factors per
Thousand                                                        7.00000000   0.00000000             7.00000000      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  M-1      60935FAU4 7.27000%    22,500,000.00  22,500,000.00   136,312.50      0.00      0.00      136,312.50      22,500,000.00
Factors per
Thousand                                                        6.05833333   0.00000000             6.05833333      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  M-2      60935FAV2 7.49500%    19,000,000.00  19,000,000.00   118,670.83      0.00      0.00      118,670.83      19,000,000.00
Factors per
Thousand                                                        6.24583316   0.00000000             6.24583316      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
POOL I                          200,000,000.00 108,349,212.45   645,978.04 2,901,439.05   0.00    3,547,417.09     105,447,773.40
Totals                                                          3.22989020  14.50719525            17.73708545       527.23886700
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  GP          n/a    0.00000%        0.00           0.00           0.00         0.00      0.00         0.00               0.00
Factors per
Thousand
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
 Totals                         200,000,000.00 108,349,212.45   645,978.04  2,901,439.05  0.00     3,547,417.09      105,447,773.40
====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

THE MONEY STORE RESIDENTIAL LOAN NOTES                     RECORD DATE: 08/31/00
SERIES 1998-I                                       DETERMINATION DATE: 09/12/00
STATEMENT TO CERTIFICATEHOLDER                       DISTRIBUTION DATE: 09/15/00
                                                                               A

================================================================================

                             Certificate Information

                          Current Interest    Carry Forward
                            Requirement           Amount

                   A-1          0.00               0.00
                   A-2          0.00               0.00
                   A-3       61,446.73             0.00
                   A-4       127,563.70            0.00
                   A-5       107,484.28            0.00
                     B       94,500.00             0.00
                   M-1       136,312.50            0.00
                   M-2       118,670.83            0.00



                 Applied Realized     Unpaid Realized     Interest Shortfall
                   Loss Amount          Loss Amount       Carryforward Amount


    A                 0.000%               0.000%              0.00
    B                 0.000%               0.000%              0.00
    M                 0.000%               0.000%              0.00


================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

THE MONEY STORE RESIDENTIAL LOAN NOTES                     RECORD DATE: 08/31/00
SERIES 1998-I                                       DETERMINATION DATE: 09/12/00
STATEMENT TO CERTIFICATEHOLDER                       DISTRIBUTION DATE: 09/15/00
                                                                               A

====================================================================================================================================


                    SCHEDULE OF REMITTANCE
Aggregate Amount Received                       3,603,893.23      FEES
                                                                  Contingency Fee          23,263.21
Monthly Advance (incl. Comp Int.)                  49,689.54      Expense Account           3,611.64
Capitalized Interest Account Transfer                   0.00      FHA Premium Amount        3,652.24
Pre-funding Account Transfer                            0.00      Servicer Fee             23,263.22
Amount Withdrawn from the Certificate Account           0.00
(Unreimbursed Monthly Advance)                          0.00
(Servicer Fee)                                    (23,263.22)
(Contingency Fee)                                 (23,263.21)     PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
(Late Charges)                                    (33,430.29)             5/31/00              6/30/00              7/31/00
                                                                          -------              -------              -------
(Escrow)                                          (18,945.07)             13.836%              13.827%              13.822%
                                             ----------------
                                                  (49,212.25)

AVAILABLE REMITTANCE AMOUNT                     3,554,680.98
                                             ================


             --------------------------------------      ---------------------------------------------------------------------------
EXHIBIT O    Outstanding Balance    113,083,508.10          DELINQUENT INFOR.       # LOANS        AMOUNT             PERCENTAGE
             --------------------------------------      ---------------------------------------------------------------------------
                  # Accounts                 5,669       Delinquent 1-29 Days         548       9,013,308.81            7.97%
             --------------------------------------      Delinquent 30-59 Days        114       1,815,112.41            1.61%
                                                         Delinquent 60-89 Days         71       1,302,161.03            1.15%
                                                         Delinquent 90 and over        64       1,121,693.92            0.99%
                                                         Loans in Foreclosure           1          11,733.84            0.01%
                                                         REO Property                   1         104,569.17            0.09%
                                                                                  --------------------------------------------------
                                                         TOTALS                       799      13,368,579.18           11.82%
                                                         ===========================================================================

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

THE MONEY STORE RESIDENTIAL LOAN NOTES                     RECORD DATE: 08/31/00
SERIES 1998-I                                       DETERMINATION DATE: 09/12/00
STATEMENT TO CERTIFICATEHOLDER                       DISTRIBUTION DATE: 09/15/00
                                                                               A

=========================================================================================
                             COLLATERAL INFORMATION

Accelerated Principal Distribution                              635,680.30
Adjusted Mortgage Interest Rate                                     12.282
Aggregate Beginning Principal Balance of Loans              115,972,617.90
Aggregate Ending Principal Balance of Loans                 113,083,508.10
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct.              3,652.24
Available Maximum Suboridination Amount                       7,604,173.00
Compensating Interest                                                68.84
Curtailments                                                     73,126.93
Excess and Monthly Payments                                     322,462.17
FHA Claims Filed                                                 35,276.32
FHA Claims Paid                                                       0.00
FHA Claims Pending                                              187,753.48


FHA Payments Denied                                                   0.00


FHA and Related Payments Received                                     0.00
GP Remittance Amount Payable                                          0.00
Interest Received                                             1,284,326.24


Payments and Reimbursments to the Servicers pursuant to:


   section 4.04 (b)                                                   0.00
   section 4.04 (c)                                                   0.00
   section 4.04 (d)ii                                                 0.00
   section 4.04 (e)                                           1,876,596.62
   section 4.04 (f)I                                             46,526.43







Principal Prepayments (Number / Amount)                            128       1,856,208.85
Realized Losses (Current / Cumulative)                      637,311.92      18,499,037.28
Reimbursable Amount                                                                  0.00
Reserve Amount                                                                          *
Specified Subordinated Amount                                               10,800,000.01
Spread Amount                                                                7,635,734.70
WAC                                                                               13.822%
WAM                                                                               194.472
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                            7.220%

TRIGGER EVENT CALCULATION
                                                       ----------------
1.  (i) Exceeds 50% of (ii)                                  NO
                                                       ----------------
      (i)  Sixty-day Delinquency Ratio                                              2.25%
      (ii) Senior Enhancement Percentage                                           55.39%

                                                       ----------------
2. Both(a) and (b) occur                                     NO
                                                       ----------------
      (a)    Either (x) or (y) occur                                                   NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9%  or                 1.97%
      (y) The Cumulative Realized Losses exceeds $28,200,000                18,499,037.28
      and (b) either (x) or (y)                                                       YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15%  or                    1.97%
      (y) The Cumulative Realized Losses exceed $9,400,000                  18,499,037.28

                                                       ----------------
IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT         NO
                                                       ================


=========================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

* = Left blank because the Servicer is reviewing the numbers based on questions the Servicer has raised concerning the numbers previously reported. Servicer is researching the issue and will report the results of such research.